Exhibit 99.1 Breakfast Event during ASCO 2022 Annual Meeting (NASDAQ: CADL)

Tipping the balance in favor of the immune system to fight cancer Paul Peter Tak, MD, PhD, FMedSci President and Chief Executive Officer Candel Therapeutics, Needham, MA 1

Forward-Looking Statements This Presentation contains forward-looking statements and information. All statements other than statements of historical facts contained in this Presentation, including express or implied statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market size, are forward- looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “seek,” “predict,” “potential,” “continue” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market size, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this Presentation include, but are not limited to, statements about: the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; our ability to efficiently discover and develop product candidates; our ability to initiate, recruit and enroll patients in and conduct our clinical trials at the pace that we project; our ability to obtain and maintain regulatory approval of our product candidates; our ability to compete with companies currently marketing or engaged in the development of treatments that our product candidates are designed to target; our reliance on third parties to conduct our clinical trials and to manufacture drug substance for use in our clinical trials; the size and growth potential of the markets for our product candidates and our ability to serve those markets; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain and maintain adequate intellectual property rights; our estimates of our future expenses, revenue, capital requirements or our need for or ability to obtain additional financing; the potential benefits of strategic collaboration agreements, our ability to enter into additional strategic collaborations or arrangements, and our ability to attract collaborators with development, regulatory and commercialization expertise; our financial performance; developments and projections relating to our competitors or our industry; the effects of the COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies or current and future clinical trials. We caution the recipient not to place considerable reliance on the forward-looking statements contained in this Presentation. The forward-looking statements in this Presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Certain information contained in this Presentation relates to or is based on estimates, projections and other information concerning the Company’s industry, its business and the markets for its programs and product candidates and studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not verified by any independent source. These forward-looking statements are based on the beliefs of our management, as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our most recent report filed with the Securities and Exchange Commission. 1 2

# Candel overview: Oncolytic viral immunotherapies

## Two clinical stage investigational medicines and an innovative discovery platform

- CAN-3110
  - Engineered, replication-competent herpes simplex virus with tumor-specificity
  - Ongoing phase 1 clinical trial in recurrent HGG
  - Potential for expansion of indications

- CAN-2409
  - Engineered, non-replicating adenoviral gene construct encoding HSV-thymidine kinase
  - Ongoing clinical trials in NSCLC, high-grade glioma (HGG), pancreatic cancer, and prostate cancer
  - Pipeline in a product

- enLIGHTEN™ Discovery Platform based on HSV technology

CANDEL THERAPEUTICS

3

CAN-3110: HSV “Nestin 34.5” construct Nestin expression in tumor cells Nestin induces ICP34.5 expression, Promoter resulting in tumor-specific replication ICP34.5 CAN-3110 Virus expands in Nestin expressing tumor cells, causing oncolytic activity 4

# Oncolytic HSV infection and CD8+ T cell infiltration after CAN-3110 treatment in patients with recurrent high-grade glioma



HSV1 antigen 6 weeks after injection of $1x10^6$ pfu
$1.79 \times 10^6$ copies of viral DNA/mg
$2.97 \times 10^5$ copies of viral RNA transcript (ICP22)/mg



Infiltration by CD8+ cytotoxic T cells
(tumor infiltrating lymphocytes)

Post-treatment tissue (available in 18 patients) demonstrates persistence of HSV antigen and CD8+ T cell infiltrates
T cell receptor repertoire, transcriptomics, and single cell RNA sequencing analyses are ongoing

CANDEL THERAPEUTICS

*EA Chiocca et al. Oral presentation. ASCO June 2021*
*New data: Q4 2022*

Survival in ongoing phase 1b clinical trial after single dose of CAN-3110 in recurrent high-grade glioma 100 N = 30 Median ove Me rall ds ia un r v O iv Sa : l:1 1 11.7 .7 m mo on nth thss Cutoff date: 21 April 2021 Expected median overall survival: <6-9 months 50 0 0 6 12 18 24 30 36 Months 6 Probability of Survival

# Single agent activity of CAN-3110 in recurrent HGG patient with abscopal effect


Injected lesion
Secondary lesion

| Baseline | Day 0 | Day 56 | Day 111 | Day 168 | Day 280 |
|---|---|---|---|---|---|
| | Black hole within tumor image is injection site $10^6$ PFU dose | Reduction in contrast area with no additional treatment | Patient back to work | | |

***56 YOM, IDH wild-type, MGMT partially methylated, right frontal mesial lesion initially treated with gross total resection, chemoradiation. Recurrences at two sites.***

**Clinical effect on injected tumor and uninjected tumor**

CANDEL THERAPEUTICS

7

CAN-2409 treatment: Induction of CD8+ tumor-infiltrating lymphocytes in prostate cancer and pancreatic cancer PROSTATE CANCER PH 1/2 STUDY PANCREATIC CANCER PH 1/2 STUDY Post-treatment with CAN-2409 Tumor infiltrating Pre-treatment lymphocytes in tissue and prodrug 140 120 Loss of glandular architecture 100 80 60 Necrosis N=7 40 P-value 0.0021 Typical glandular structures 20 Significant CD8 infiltration 0 Pre-GMCI Post-GMCI Pre-CAN-2409 Post-CAN-2409 21.6 Average Fold Increase Clinical evidence supports ongoing clinical trials of CAN-2409 in prostate cancer and pancreatic cancer 8 Average count of CD8+ cells

# Completed phase 2 trial of CAN-2409 shows consistently improved freedom from failure rates in newly diagnosed, localized prostate cancer


% Free From Failure
100%
90%
80%
70%
60%
50%
Peeters 84%
Dearnaley 85%
Zelefsky 89%
Candel 100%
Peeters 79%
Dearnaley 79%
Zelefsky 78%
D'Amico 75%
Candel 95%
Peeters 56%
Dearnaley 57%
Zelefsky 67%
Candel 80%
n= 64 99 203 31
Low Risk
92 127 255 102 21
Intermediate Risk
177 184 103 10
High Risk
Median Follow-Up (Yrs) 4.3 5 7 8.2 5.7

- Pathological complete response (pCR) observed in 93% of the biopsies available at 2yrs (37%-73% in control populations)
- Low risk patients achieved PSA < 2ng/ml in 77% of CAN-2409 treated patients versus 58% in control populations
- Significant increase in activated CD8+ T cells compared to baseline (p=0.0003)

**Clinical evidence supports ongoing phase 3 clinical trial of CAN-2409 in combination with SoC as first line treatment**

CANDEL THERAPEUTICS

Failure was measured from the start date of treatment until the date of treatment failure defined as clinical failure or biochemical failure, whichever first, according to the Phoenix ASTRO consensus (Nadir +2)

9

# Significant survival benefit after CAN-2409 treatment in HGG

## Compared to contemporary controls fulfilling the same inclusion and exclusion criteria

### All patients: All high-grade glioma, All resection extent



Median overall survival
CAN-2409 (n=48): 17.1 mo
SOC (n=134): 13.5 mo
HR (95%CI)= 0.72 (0.52-0.998)
p=0.0417
Survival rate (%)
100
80
60
40
20
0
0
12
24
36
48
60
72
Time (months)

### Prespecified subgroup: glioblastoma with gross total resection



Median overall survival
CAN-2409 (n=18): 25.1 mo
SOC (n=44): 16.3 mo
HR (95%CI)= 0.50 (0.29-0.86)
p=0.0120
Survival rate (%)
100
80
60
40
20
0
0
12
24
36
48
60
72
Time (months)

*54% Relative improvement (8.8 mo median survival benefit)*

**Clinical evidence supports adaptive phase 3 clinical trial of CAN-2409 in high-grade glioma patients undergoing Gross Total Resection and standard of care chemoradiation (reviewed with FDA)**

CANDEL THERAPEUTICS

10

Results have also been confirmed by comparison to independent control cohort matched for known prognostic factors

Key achievements and future milestones Phase 2 CAN-2409 with ICI st in NSCLC 1 patient dosed Phase 3 CAN-2409 in prostate cancer enrollment completed Phase 3 Phase 2 prostate cancer CAN-2409 blinded safety data prostate cancer Phase 2 CAN-2409 Phase 3 patient reported active surveillance intra-prostate delivery tolerability prostate cancer Phase 2 CAN-2409 2023+ pancreatic cancer Phase 1 CAN-3110 HGG clinical activity data Phase 1 CAN-2409 with Opdivo 2022 HGG clinical activity data Phase 3 CAN-2409 HGG trial starts Phase 2 CAN-2409 with ICI NSCLC clinical activity data 11

Leadership team with decades of experience in oncology, immunology, and drug development Paul-Peter Tak, M.D., Ph.D., FMedSci President & Chief Executive Officer Francesca Barone, M.D., Ph.D. Chief Scientific Officer Nathan Caffo Chief Business Officer John Canepa Chief Financial Officer Christopher Matheny, Pharm.D., Ph.D. Vice President, Development Leader Susan Stewart, J.D. Chief Regulatory Officer Seshu Tyagarajan, Ph.D., RAC Chief Technical and Development Officer 12

Research Advisory Board of premier thought leaders James Allison, Ph.D. Roy Herbst, M.D., Ph.D. Chair of the Department of Immunology Chief of Medical Oncology MD Anderson Cancer Center Yale Cancer Center Director of the Parker Institute for Cancer Research 2018 Nobel Recipient Edward Benz, M.D. Philip Kantoff, M.D. President and CEO Emeritus Former Chair, Department of Medicine Memorial Sloan Kettering Cancer Center Dana-Farber Cancer Institute Padmanee Sharma, M.D., Ph.D. Henry Brem, M.D. Director, Department of Neurosurgery Professor of Genitourinary Medical Oncology and Professor of Neurosurgery Immunology Johns Hopkins University MD Anderson Cancer Center 13

Non-small cell lung cancer opportunity for CAN-2409 o Patients treated with immune checkpoint Prevalence of NSCLC in the US* inhibitors often combined with chemotherapy st as 1 line treatment o Median overall survival 22 months rd nd 3 Line st 2 Line 1 Line o < 40% of patients survive > 30 months 21,990 47,920 75,160 o Opportunity to improve response by teaching the immune system how to recognize the cancer cells Target label for CAN-2409: Indicated as adjunct to standard-of-care immune checkpoint inhibitor treatment (+/- # chemotherapy) in stage III / IV NSCLC patients not responding to first-line or later ICI treatment * Decision Resources Group 2020 # Market research and interviews with 13 KOLs (8 US and 5EU) Dec. 2020 14

First report from a phase 2 clinical trial of CAN-2409 in inadequate responders to immune checkpoint inhibitors for stage III/IV NSCLC Daniel Sterman, MD Thomas and Suzanne Murphy Professor of Pulmonary and Critical Care Medicine, at the New York University Grossman School of Medicine, and Director of the Division of Pulmonary, Critical Care, and Sleep Medicine, and Director of the Multidisciplinary Pulmonary Oncology Program at NYU Langone Health Conflict of interest disclosure: Nothing to disclose 15

CAN-2409: Mechanism of action 1. CAN-2409 locally 4. Local immunization yields administered and oral prodrug systemic anti-tumor response Inflammatory Tumor Dendritic cell B-cell Valacyclovir mediators antigens Macrophage Fibroblast CAN-2409 Cytotoxic metabolite Thymidine kinase enzyme Valacyclovir CAN-2409 T-cell 2. Localized cytolytic mechanism combined 3. CAN-2409 induces tumor with proinflammatory viral particles infiltrating lymphocytes

CAN-2409 teaches the immune system how to fight cancer in injected tumor and uninjected metastases Decrease in uninjected lung metastases Uninjected lung metastases Virus injected flank tumor Mice receive one of four treatment regimens 1. PBS 2. Radiotherapy 3. CAN-2409 with prodrug 4. CAN-2409 with prodrug plus radiotherapy Model of prostate cancer: RM-1 cells in C57BL/6 mice Chhikara M et al. Mol Ther 2001; 3:536-42 17

Response to CAN-2409 is dependent on 3000 CD8+ T cells and transferable in mouse models of cancer 2500 140 Control vector 120 2000 + prodrug w/ CD8 mAb 100 1500 80 60 1000 Control vector CAN-2409 + prodrug 40 + prodrug 500 w/ CD8 mAb 20 CAN-2409 + prodrug prodrug 0 0 Control cells only Naïve CD8+ cells Control vector CD8+ CAN-2409 CD8+ cells 0 5 10 15 20 25 30 cells Days vector CD8+ cells from ‘cured’ mice administered CAN-2409 Depletion of CD8+ cells eliminated effect protected naïve mice from tumor challenge Winn Assay: Lung cancer model (TC-1) flank tumors Esophageal cancer model (AKR) flank tumors in C57Bl/6 mice (n = 5 per group) in C57Bl/6 mice (n = 8 per group) Predina JD et al. J Hematol Oncol 2012; 5:34 18 3 Tumor volume (mm ) 3 Tumor volume (mm )

# Phase 1 mechanistic trial in resectable NSCLC: Safety and feasibility of intratumoral administration of CAN-2409

## Evidence of monotherapy activity both via biomarkers and clinical response

Newly diagnosed stage I-III suspected operable NSCLC

N=12 completing treatment and surgical resection

CAN-2409 and valacyclovir (one course)

3+3 dose escalation

Injected into tumor during SoC staging procedure (endobronchial or direct injection)

No other therapy

CAN-2409 dose levels:
$2.5 \times 10^{11}$, $5 \times 10^{11}$, $1 \times 10^{12}$ VP



Day 0
CAN-2409
Day 1-15
Oral valacyclovir
Day 21
Planned surgery
+6-8 weeks
Standard of care chemotherapy ± radiation
+6 months
Study specific follow up
Tumor sample
Tumor sample
PBMC and serum collected at multiple time points for immunological biomarkers

**Principal investigators:**
**Dr S Singhal (UPenn) and Dr S Albelda (UPenn)**

19

CAN-2409 stimulates local and systemic CD8+ T-cell response in patients with NSCLC Non-small cell lung cancer Ph 1 study (n=12) TISSUE PERIPHERAL BLOOD CD8 Ki67 CD8 Ki67 30 80 p<0.001 p=0.02 CD38 HLA-DR 60 CD38 HLA-DR 20 80 50 p=0.002 p=0.008 40 10 40 20 60 30 0 0 40 Pre Rx Post Rx Pre Rx Post Rx 20 20 CD38 HLA-DR 10 HLA-DR CD38 80 100 p=0.40 0 0 p=0.002 Pre Rx Post Rx Pre Rx Post Rx 80 60 60 40 PD1 CTLA-4 CTLA-4 PD1 40 20 80 40 p=0.004 p=0.043 20 0 0 60 30 Pre-Rx Post Rx Pre Rx Post Rx 40 20 PD1 PD1 CTLA-4 CTLA-4 100 80 p<0.001 p=0.002 20 10 80 60 0 0 60 Pre Rx Post Rx Pre Rx Post Rx 40 40 20 20 0 0 Pre Rx Post Rx Pre Rx Post Rx Predina JD et al. Mol Ther 2020; 29:1-13 20 % of CD8 TILs expressing PD1 % of CD8 TILs expressing CD38 % CD8 of live tumor cells % of CD8 TILs expressing CTLA-4 % of CD8 TILs expressing HLA-DR % of CD8 TILs expressing Ki67 % CD8's expressing PD1 % CD8's expressing CD38 % CD8's expressing CTLA-4 % CD8's expressing HLA-DR

Monotherapy activity of CAN-2409 in NSCLC 70 yr old male with a 14.8 cm stage IIIA sarcomatoid carcinoma Day 22 Day 0 Tumor Dimensions: 100 x 34 x 75 mm Tumor Dimensions: 148 x 40 x 82 mm 12 10 vp dose Nearly 50% decrease in tumor volume* at 3 weeks after CAN-2409 monotherapy Predina JD et al. Mol Ther 2020; 29:1-13 21 * p/6 x L x W x H

# Current, ongoing phase 2 clinical trial of CAN-2409 in combination with ICI in stage III/IV NSCLC

Stage III/IV Non-resectable NSCLC with inadequate response to ICI

N=96
(32 per cohort)

CAN-2409 and valacyclovir
(2 courses)

with
standard of care:
Anti-PD-1/PD-L1 +/- chemotherapy

→ **Cohort 1**
Stable Disease (>18 wks ICI)

→ **Cohort 2**
Progressive Disease (>18 wks ICI)

→ **Cohort 3**
Refractory Disease (>9 wks ICI)

## Primary Endpoints

- Response by RECIST Criteria
- Safety

## Secondary Endpoints

- Overall survival
- Progression free survival
- Quality of life
- Immunological biomarkers
- Response by iRECIST and itRECIST (Exploratory)



Enrollment
ICI
ICI until progression
B
W2-3
W5-7
W8-9
W12
Q9 weeks. ....
1st CAN-2409 +VCV
Pre-treatment biopsy
2nd CAN-2409 +VCV
Post treatment biopsy
Blood for biomarkers
Blood for biomarkers and CT scan

ASCO 2022 Annual Meeting
Abstract # 9037
Poster session June 6, 2022 8:00-11:00 CDT

22

Demographics 35 patients enrolled between October 2020 and April 2022 Data cutoff was April 20, 2022 23

Most frequent treatment-related adverse events Generally, CAN-2409 was shown to be well tolerated with no Grade 4 and few Grade 3 events 24

Swimmer plot for all evaluable patients 20 patients received 2 courses of CAN-2409 with valacyclovir and were evaluable at 12 weeks * Stage: at time of enrollment to study ‡ SOC ICI: at enrollment to study. + Chemotherapy = pemetrexed ǁ Time on SOC ICI prior to Study Enrollment: Initiation of ICI to first CAN-2409 injection 25 ¶ PR by local read § Irradiation included target lesion, no longer RECIST evaluable

Radiographic best responses for all evaluable patients Majority of patients experienced reduction in tumor burden ! #$%&# ' ()*+),* '$)-. &-# 40 PD * 0 -20 PR ** Cohort 1 -40 Cohort 2 Cohort 3 -60 *PD by local read **PR by local read -80 PR= partial response; PD= progressive disease 26 NY-004 NY-008 PA-004 VC-004 NY-003 PA-005 RV-001 VB-001 VB-003 UC-002 UC-001 PA-008 PA-010 PA-006 NY-001 PA-007 VC-001 PA-003 NY-007 MU-002 !/0123'45)&6 #'78%9',)# *.&

Encouraging clinical responses Disease control rate in cohort 2 of 87.5% in patients who were progressing at trial entry Completed DoR for PR DoR for SD Cohort 12-week PR SD PD DCR (w) (w) treatment 1 2 1** 1 0 50% 24.1+ 26.9 5.4+ - 2 16 2 12 2 87.5% 26.7-37.9+ 50.4+ 3 2 0 0 2* 0% n/a n/a PR= partial response; SD= stable disease; PD= progressive disease; DCR = disease control rate DoR PR= weeks from PR to progression; DoR SD=weeks from SD to progression +ongoing response *PD by local read; **PR by local read 27

Spider plot of cohort 2 suggests durable and stable response CAN-2409 led to disease stabilization in most patients who were progressing at entry Cohort 2 Baseline Progressing * * New lesion 28

Limited patient numbers in cohorts 1 and 3 Cohort 1: challenging recruitment because stable disease in NSCLC was considered acceptable by treating physician nd Cohort 3: patients were often too ill to get to the 2 CAN-2409 administration Cohort 1 Cohort 3 Baseline Stable Baseline Refractory 100 PA-004 VB-001 20 * 0 -30 -100 0 6 12 18 24 30 36 42 48 Weeks * New lesion 29 % Change

# Patient with partial response defined by local read in extended lung lesion and consolidation

**PA-003 (Cohort 1)**
73M, Stage III Non-SQ
PD-L1<1%
Diagnosed Jan'20
Started pembro + carbo + pemetrexed Feb'20, pembro + pemetrexed cont. from Jun'20 through trial

PR by local read

*Schematics to show general lesion injection orientation; not to scale*
*LN = lymph node; LA = long axis; SA = short axis*

Baseline


1st injection (baseline)
2nd injection (week 6)
Right middle lobe nodule
LA: 118.6 mm
Target lesion
Site of both injections

Week 28


Right middle lobe nodule
LA: 85.8 mm
Target lesion

**Legend**
**RECIST target lesions (red)**
**Non-target lesions (green)**

30

# Patient with partial response and evidence of abscopal effect

**NY-007 (Cohort 2)**
74M, Stage IV Non-SQ
PD-L1 <1%
Diagnosed Feb'19
cisplatin/etoposide Feb'19 to Jul'19,
nivolumab monotherapy from Sep'19
thru trial

**PR by local and central read**

*Schematics to show general lesion injection orientation; not to scale*
*LN = lymph node; LA = long axis; SA = short axis*

## Baseline

1st injection (baseline) and 2nd injection (week 6)



LN subcarinal
SA: 15.6 mm
LA: 16.6 mm
Target lesion
Site of both injections
LN supraclavicular right
SA: 15.1 mm
LA: 18.8 mm

## Week 28



LN subcarinal
SA: 8.9 mm
LA: 15.1 mm
Target lesion
LN supraclavicular right
SA: 6.2 mm
LA: 10.2 mm

**Legend**
RECIST target lesions (red)
Non-target lesions (green)

31

Patient with partial response and evidence of abscopal effect MU-002 (Cohort 2) 69F, Stage III 2013, Stage IV 2019; Non- PR by local and central read SQ; PD-L1 unknown; Started pembro monotherapy Jan’20 through trial Schematics to show general lesion injection orientation; not to scale LN = lymph node; LA = long axis; SA = short axis Legend RECIST target lesions (red) Non-target lesions (green) 32

CAN-2409 increases immune cell infiltration in post-treatment tumor biopsies Patient: VC-001 Patient: PA-007 Tumor (CK) CD3 CD4 CD8 Tumor (CK) CD8 Granzyme B Tumor (CK) CD8 PD-L1 CD68 200um 200um 500um 200um 200um 100um 33 Post treatment Pre treatment

# Frequency analysis demonstrates enrichment in cytotoxic T cells

Patient: NY-004


Pre-treatment
Post treatment
Cytotoxic cells
Tumor cells

Vorenoi diagram illustrating frequency analysis methodology for patient NY-004 in pre- and post-treatment samples

Cell frequency proportion


Cytox T cells
Tumor cells
RV-001
PA-008
PA-004
VC-004
NY-004
UC-001
NY-001
PA-007
VC-001
0
-2
-4
-6
-8
log2
Pre
Post
Pre
Post

Heat map summarizing frequency data for paired biopsy samples for 9 eligible patients

34

Increased aggregation of cytotoxic T cells in post treatment biopsies Proximity analysis was applied to immunofluorescence (IF) stained samples to evaluate number of CD8+ cytotoxic cells within a distance of 100um radius from tumor cells. Significant difference was observed in post treatment samples (paired patient data represented p=0.0149 t-test). 35

# CAN-2409 increases circulating cytotoxic T cells and decreases circulating T regulatory cells



Log2 changes from baseline
3
2
1
0
-1
Bs
W2
W6
W8
W12
F/U
CD8+Ki67
+granzyme B
+ T cells
CD8+Ki67
+IFNg
+T cells
NKT
cells
T regulatory
cells
NK cells
Gamma delta
+ T cells

Flow cytometry quantitation of cytotoxic cells and T regulatory cells; average values for subpopulations at specific time points from 14 patients' PBMCs

Patient: NY-007



Bs
W12
optsne_1
optsne_2
CD4+ Naive
CD4+ Central m
CD4+ Effector m
Treg
Treg Ki67+ ICOS+
NKT
gdT
CD3-
NK cells
CD8+ TEMRA
CD8+ Central m
CD8+ Effector m
CD8+ Naive
CD8+ Ki67+ / Gzmb+
CD8+ Ki67+ / Gzmb-
CD8+ Ki67- / Gzmb+
CD4+ TEMRA

t-SNE plot representing patient MU-002 at baseline and 12 w demonstrating changes in the T cells and NK subpopulations (red outline)

36

CAN-2409 induces an increase in circulating CD8+Ki67+granzyme B+ T cells associated with elevated soluble granzyme A, B, and H levels Soluble granzyme A, B Increase in granzyme B+Ki67+CD8 T cells and H increase over time Post treatment reduction in T-reg Post treatment increase in NK- T cells 37

CAN-2409 induces a systemic increase in proliferating CD8+ and CD4+ IFNɣ producing effector cells Patient: PA-003 Gated on CD8+ W9 B W3 W6 Gated on CD4+ B W3 W9 W6 38

# Biomarker analysis summary

## Biomarker data consistent with hypothesized mechanism of action

- Post treatment tumor biopsies:
  - Increased infiltration of cytotoxic T cells
  - Increased T cell aggregation in proximity to tumor cells
- Post treatment peripheral blood samples:
  - Increased actively proliferating, granzyme B positive T cells
  - Increased actively proliferating, CD4+ and CD8+ IFNγ+ T cells
  - Increased levels of soluble granzymes A, B, and H

39

Summary of data from ongoing phase 2 clinical trial: o Experimental treatment with CAN-2409 plus valacyclovir in patients with advanced NSCLC and an inadequate response to first-line ICI (±chemo) who continued ICI treatment appears to be generally well tolerated o Encouraging preliminary activity in the first 20 evaluable patients at 12 weeks post-treatment: • Evidence for disease regression in both injected and uninjected lesions • In Cohort 2 (patients who entered the study with progressive disease), a DCR of 87.5% with durable disease stabilization ongoing in 10 out of 16 patients • Partial Response in 3 patients • Increased infiltration by cytotoxic T cells in the tumor microenvironment associated with increased levels of soluble granzymes A, B, and H as well as granzyme B positive T cells in the peripheral blood o These data are consistent with the hypothesis that CAN-2409 induces immunization against tumor antigens in the injected tumor and uninjected metastases 40

Perspective on clinical trial of CAN-2409 and anti-PD-1 in patients with NSCLC and inadequate response to anti-PD-1 agents Roy Herbst, MD, PhD Ensign Professor of Medicine (Medical Oncology) and Professor of Pharmacology at Yale School of Medicine Chief of Medical Oncology at the Yale Cancer Center and Smilow Cancer Hospital Conflict of interest disclosure: Member of Candel’s Research Advisory Board 41

Key Findings o Experimental treatment with CAN-2409 plus valacyclovir in patients with advanced NSCLC and an inadequate response to first-line ICI (±chemo) who continued ICI treatment appears to be well tolerated o Encouraging preliminary activity in the first 20 evaluable patients at 12 weeks post-treatment: • Evidence for disease regression in both injected and uninjected lesions • In Cohort 2 (patients who entered the study with progressive disease), a DCR of 87.5% with durable disease stabilization ongoing in 10 out of 16 patients • PR in 3 patients • Increased infiltration by cytotoxic T cells in the tumor microenvironment associated with increased levels of soluble granzymes A, B, and H as well as granzyme B positive T cells in the peripheral blood o These data are consistent with the hypothesis that CAN-2409 induces immunization against tumor antigens in the injected tumor and uninjected metastases 42

NSCLC landscape Current treatment paradigm Experience in treating NSCLC Role of Checkpoint targeted agents therapy Novel immuno-oncology combinations 43

Q&A 44

Q&A o How important is achieving stable disease in NSCLC patients? o What has been the response rate in PD-1 progressing patients treated beyond progression with anti-PD-1 or other agents? o What is your view of the monotherapy data for CAN-2409? o How quickly did patients experience tumor shrinkage? PRs? o Do you think you might get better response rates by retreating patients with CAN-2409? o Do you think CAN-2409 has a unique opportunity in low PD-L1 tumors? 45